UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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NAKED BRAND GROUP INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NAKED BRAND GROUP INC.
#2 34346 Manufacturers Way
Abbotsford, British Columbia V2S 7M1
____________________________

Consent Solicitation Statement

Dear Stockholder:

The board of directors of Naked Brand Group Inc. (“we,” “us,” “our”, “Naked” or “our company”) is soliciting your consent on behalf of Naked to approve the following proposals, which have been approved by our board of directors:

1.	to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 450,000,000; and

2.	to approve our 2014 Long-Term Incentive Plan

(collectively, the “Proposals”).

On June 20, 2014 and June 6, 2014, respectively, our board of directors approved the Proposals and we are now seeking stockholder approval, as discussed in more detail in this consent solicitation statement.

We are soliciting your approval of the Proposals by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner. A form of written consent is enclosed for your use.

This consent solicitation statement and accompanying form of written consent will be sent or given to our stockholders from whom we are seeking consent on or about July <>, 2014. Our board of directors has fixed the close of business on July 1, 2014 as the record date (the “Record Date”) for determination of our stockholders that are entitled to give written consents. Only the stockholders of record on the Record Date are entitled to give written consent to the Proposals.

The written consent of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date is required to approve the Proposals.

Your consent is important regardless of the number of shares of our common stock that you hold. Although our board of directors has approved the Proposals, the Proposals require the approval by the vote of our stockholders holding a majority of the voting power of our outstanding common stock as of the Record Date.

Our board of directors unanimously recommends that you consent to the Proposals. The Proposals will be approved by our stockholders when we have received written consents to the Proposals from stockholders representing a majority of the voting power of our outstanding common stock. If you approve the Proposals, please mark the enclosed written consent form to vote “For” the Proposals, and complete, date, sign and return your written consent to us.

Please fax, email or mail your written consent to us no later than August <>, 2014, or such other date as determined by us in our sole discretion, to the following address:

Naked Brand Group Inc.
#2 - 34346 Manufacturers Way
Abbotsford, British Columbia V2S 7M1
Attn: Sandra Boenisch
Email: sandra@thenakedshop.com
Fax: 1-877-366-4767

For more information, contact Sandra Boenisch at sandra@thenakeshop.com.

Question and Answers about This Consent Solicitation

Why am I receiving these materials?

We are asking our stockholders to approve the following proposals by written consent:

1.

approval of an amendment to the Articles of Incorporation of our company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the number of authorized shares of our common stock from 100,000,000 to 450,000,000, as more particularly described in the consent solicitation statement; and

2.	approval of our company’s 2014 Long-Term Incentive Plan, as more particularly described in the consent solicitation statement.

On June 20, 2014 and June 6, 2014, respectively, our board of directors approved the Proposals and we are now seeking stockholder approval. Stockholder approval is required to effect the Proposals.

What is included in these materials?

These materials include:

  this consent solicitation statement; and

  the written consent form.

Important Notice Regarding the Availability of Materials for This Consent Solicitation

The materials listed above are also available at www.thenakedshop.com.

What do I need to do now?

We urge you to carefully read and consider the information contained in this consent solicitation statement. We request that you send your written consent to the Proposals described in this consent solicitation statement.

Who can give the written consents?

Our board of directors has fixed the close of business on July 1, 2014 as the record date (the “Record Date”) for determination of our stockholders entitled to give written consents. If you were a stockholder of record on the Record Date, you are entitled to give written consent to the Proposals. As of the Record Date, there were 36,373,884 shares of our common stock issued and outstanding.

How many votes do I have?

You have one vote for each share of our common stock that you owned as of the Record Date.

How do I send my written consent?

If you are a stockholder of record, please complete, date, sign, and return the enclosed written consent form via fax, email or mail to the following address:

Naked Brand Group Inc.
#2 - 34346 Manufacturers Way
Abbotsford, British Columbia V2S 7M1
Attn: Sandra Boenisch
Email: sandra@thenakedshop.com
Fax: 1-877-366-4767

If you hold your shares in “street name” and wish to send your written consent, you must follow the instructions given by your broker, bank, or other nominee or contact your broker, bank, or other nominee for information on how to send your written consent.

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What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Standard Registrar and Transfer Company, Inc., then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

What vote is required for the approval of the Proposals?

Each Proposal will be approved by our stockholders if we receive written consents from stockholders holding a majority of the voting power as of the Record Date, or written consents representing at least 18,186,943 shares of our common stock.

How are votes counted?

A written consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for each Proposal. A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote against a Proposal. Abstentions and broker non-votes will have the same effect as a vote against a Proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular Proposal because it does not have discretionary voting power with respect to that Proposal and has not received instructions with respect to that Proposal from the beneficial owner of those shares, despite voting on at least one other Proposal for which it does have discretionary authority or for which it has received instructions.

When is the approval of the Proposals effective?

The approval of our stockholders of the Proposals is effective when we receive the written consents to the Proposals from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote:

  “For” the approval of the amendment of our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 450,000,000; and

  “For” the approval of our 2014 Long-Term Incentive Plan.

Can I revoke my written consent after sending it?

Yes. A written consent, once dated, signed and delivered to us, will remain effective unless and until revoked by a written notice of revocation dated, signed and delivered to us before the time that we have received written consents to the Proposals from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date. Please send your notice of revocation by fax, email or mail via the same address that you would send your written consent, as disclosed elsewhere in this consent solicitation statement.

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Do I have rights of appraisal or similar rights of dissenters with respect to the Proposals?

No. Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with rights of appraisal or similar rights of dissenters with respect to the Proposals.

Who pays for the expense of this consent solicitation?

We will be making the solicitation. We will pay for the expense of soliciting the written consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of written consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our directors, officers, or regular employees. These individuals will receive no additional compensation for such services.

Forward-Looking Statements

This consent solicitation statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as at July 3, 2014 , certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

Joel Primus President, Treasurer, Secretary and Director #2 - 1315 W. 15th Ave Vancouver, BC V6H 1S2 Canada	Common Stock	5,159,613 (3)	14.1%

Alex McAulay Director 6798 Heather Street Vancouver, BC V6P 3P4 Canada	Common Stock	1,667,288 (4)	4.5%

Andrew Kaplan Director 8 Crenshaw Ct Marlboro, NJ 07746 USA	Common Stock	2,695,600 (5)	7.0%

Christopher Heyn Director 912 Hulls Farm Road Southport, CT 06490 USA	Common Stock	310,000 (6)	0.9%

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Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

Carole Hochman Chief Executive Officer, Chief Creative Officer and Director 200 East 66th St. New York, NY 10065 USA	Common Stock	7,504,667 (7)	17.1%

Michael Flanagan Chief Financial Officer and Chief Operating Officer 33 Housatonic Dr. Milford, CT 06460 USA	Common Stock	Nil	Nil%

Carlos Serra Vice President Sales and Merchandising 4 Random Road, Old Greenwich, CT 06870 USA	Common Stock	Nil	Nil%

David Hochman Director 15 Weston Hill Rd, Riverside, CT 06878 USA	Common Stock	2,715,980 (8)	6.9%

Directors and Officers as a group (8 individuals)	Common Stock	20,053,148 (9)	40.2%

(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

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(2)	Based on 36,373,884 shares of our common stock issued and outstanding as of July 3, 2014.

(3)

Includes 150,000 options to acquire shares of our common stock at a price of $0.25 per share, which are currently exercisable, and 150,000 options to acquire shares of our common stock at a price of $0.25 per share, which are exercisable within 60 days of this consent solicitation statement.

(4)

Includes 350,000 options to acquire shares of our common stock at a price of $0.25 per share, which are currently exercisable, and 350,000 options to acquire shares of our common stock at a price of $0.25 per share, which are exercisable within 60 days of this consent solicitation statement.

(5)

Includes rights to acquire 1,497,067 shares of our common stock at a price of $0.075 per share pursuant to a convertible senior secured debenture, which are currently exercisable; and warrants to acquire 748,533 shares of our common stock at a price of $0.15 per share, which are currently exercisable.

(6)

Includes 75,000 shares of common stock that have not yet been issued as of the date of this consent solicitation statement but are committed to be issued to Mr. Heyn in connection with his appointment as a director.

(7)

Includes 2,800,000 options to acquire shares of our common stock at a price of $0.128 per share, which are exercisable within 60 days of the date of this consent solicitation statement; and warrants to acquire 4,704,667 shares of our common stock at a price of $0.15 per share, which are currently exercisable. Excludes rights to acquire approximately 9,409,333 shares of our common stock at a price of $0.075 per share pursuant to a convertible senior secured debenture, which are currently exercisable only to the extent that after giving effect to such conversion the holder or any of its affiliates would not beneficially own in excess of 9.99% of our company’s common stock.

(8)

Includes rights to acquire 1,810,653 shares of our common stock at a price of $0.075 per share pursuant to a convertible senior secured debenture, which are currently exercisable; and warrants to acquire 905,327 shares of our common stock at a price of$0.15 per share, which are currently exercisable.

(9)

Includes 75,000 shares of common stock that have not yet been issued as of the date of this consent solicitation statement but are committed to be issued to Mr. Heyn in connection with his appointment as a director, an aggregate of 1,000,000 options to acquire shares of our common stock at a price of $0.25 per share, which are exercisable within 60 days of the date of this consent solicitation statement; an aggregate of 173,611 options to acquire shares of our common stock at a price of $0.128 per share, which are exercisable within 60 days of the date of this consent solicitation statement; aggregate rights to acquire 3,307,720 shares of our common stock at a price of $0.075 per share pursuant to a convertible senior secured debenture, which are currently exercisable; and aggregate warrants to acquire 6,358,527 shares of our common stock at a price of $0.15 per share, which are currently exercisable.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

PROPOSAL 1

Approval of the Amendment of our Articles of Incorporation to Increase the Number of Authorized Shares of our Common Stock from 100,000,000 to 450,000,000

In this Proposal, we are asking you to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 450,000,000. If approved by our stockholders, our company intends to file a Certificate of Amendment to amend our Articles of Incorporation to increase the authorized shares of our common stock.

Our board of directors is seeking approval to amend our Articles of Incorporation to increase the number of authorized shares of our common stock because it is a requirement of the recently completed private placement financing and for our newly adopted 2014 Long-Term Incentive Plan.

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First, we closed a private placement of convertible debentures and stock purchase warrants for aggregate gross proceeds of $6,159,482. The gross proceeds were raised through the sale of 246 units at a price of $25,000 per unit. Each unit consisted of (i) a 6% convertible senior secured debenture in the principal amount of $25,000 and (ii) a warrant to purchase 166,667 shares of common stock in the capital of our company at an exercise price of $0.15 per share, subject to adjustment.

The convertible debentures mature on June 10, 2017 and are convertible at any time at the option of the holder into shares of common stock at a conversion price of $0.075 per share, subject to adjustment. Interest calculated at the rate of six percent (6%) per annum is payable quarterly in cash or, at our option, in shares of our common stock at a price per share equal to the conversion price then in effect, but we will not be permitted to pay interest in shares of our common stock unless we have met all of the following conditions: (i) we have duly honored all conversions scheduled to occur or occurring, (ii) we have an effective registration statement pursuant to which the holders of the convertible debentures can resell all of the conversion shares issuable upon conversion, (iii) there is a sufficient number of authorized but unissued or otherwise unreserved shares of common stock for the issuance of the conversion shares, and (iv) we are not then in default of our obligations under the convertible debentures. In addition, if we have not amended our Articles of Incorporation to effect an increase of our authorized capital to 450,000,000 shares of common stock by August 31, 2014, then the conversion price will be reduced by $0.005 (subject to a floor of $0.055) for each 30 day period or part thereof that such stockholder approval is not obtained. Finally, the debentures provide for mandatory conversion of all principal, interest and outstanding penalties if, at any time, we close an underwritten public offering with aggregate proceeds of at least $10,000,000 at a time when our company is valued atleast $50,000,000 or if, at any time, the volume weighted average price of our common stock exceeds $0.375 (subject to adjustment) per share for more than twenty consecutive trading days.

The amounts due under the convertible debentures are secured by a security agreement. A detailed description of the convertible debentures, the security agreement and other material documents is included in our Form 8-K filed with the Securities and Exchange Commission on June 11, 2014. Copies of the form of these documents are attached as exhibits to that Form 8-K.

If all of the convertible debentures were converted at the current conversion price and all of the warrants were exercised, we would be required to issue approximately 133,026,395 shares of our common stock. However, we are currently only authorized to issue a maximum of 100,000,000 shares of our common stock and we have already issued, or reserved for issuance, all of our 100,000,000 shares of our common stock, and are committed to issuing or reserving for issuance an additional 37,537,473 shares of our common stock, leaving no additional shares available for issuance.

If we are unable to issue shares of our common stock because we are not authorized to issue a sufficient number then, under the terms of the convertible debentures, we may be forced to pay interest in cash instead of shares of our common stock. In the event of a default by our company, including the inability to pay interest in cash as it becomes due and payable, then the debenture holders may elect to accelerate repayment of the convertible debentures, among other remedies. Consequently, the full principal amount of the convertible debentures, together with all accrued interest thereon, would become immediately due and payable in cash. If we are unable to repay the amounts due under the convertible debentures when due then, pursuant to the terms of the security agreement, the secured parties may seize and sell all of our company’s assets. If this happens, you will likely lose your entire investment in our company. Also, if we are unable to issue shares of our common stock upon exercise of any of the outstanding warrants, we may be forced to compensate the warrant holders for the failure to deliver shares of our common stock in a timely manner.

In addition to our immediate need for capital, our company will require an increased reserve of shares to implement our 2014 Long-Term Incentive Plan, and to accommodate recent stock option grants under this plan to purchase 62,220,000 shares of our common stock, as more particularly described in this consent solicitation statement below.

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Effects of Increase

The additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors without further action or authorization by our stockholders, except for some limited circumstances where stockholder approval is required by law or the listing standards of any stock exchange on which our common stock may be listed at such time.

The possible future issuance of shares of equity securities consisting of common stock or securities convertible into common stock could affect our current stockholders in a number of ways. In general, the issuance of new shares of common stock will cause immediate dilution of the ownership interests of and the voting power of our existing stockholders, may affect the amount of dividends, if any, paid to such stockholders and may reduce the share of the proceeds of our company that they would receive upon the future liquidation, if any, of our company.

In addition, the future issuance of shares of equity securities could:

  dilute the market price of our common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices of the common stock, or if the issuance consists of equity securities convertible into common stock, to the extent that the securities provide for the conversion into common stock at prices that could be below current trading prices of the common stock;

  dilute the earnings per share, if any, and book value per share of the outstanding shares of common stock; and

  make the payment of dividends on common stock, if any, potentially more expensive.

The flexibility given to our board of directors to issue additional shares of common stock could also enhance our ability to negotiate on behalf of our stockholders in a takeover situation and have an anti-takeover effect. The authorized but unissued shares of common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this Proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized capital stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our company.

A copy of the proposed Certificate of Amendment is attached as Exhibit A to this consent solicitation statement.

PROPOSAL 2

Approval of our 2014 Long-Term Incentive Plan

Introduction

In this Proposal, we are asking you to approve our 2014 Long-Term Incentive Plan.

The 2014 Long-Term Incentive Plan is primarily intended to promote the long-term success of our company and to increase stockholder value by providing eligible employees, officers, directors and consultants of our company with incentives that align their interests with stockholders’ interests and that contribute to the long-term growth and profitability of our company. In addition, the 2014 Long-Term Incentive Plan is intended to affect our company’s pay for performance philosophy that benefits the stockholders of our company by providing a means to attract, retain and motivate highly qualified individuals who are in a position to make significant contributions to our company.

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Stockholder approval is necessary to provide the board of directors (the “Board”), or a committee thereof, with the flexibility to grant certain awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

The 2014 Long-Term Incentive Plan was adopted on June 6, 2014 subject to its approval by stockholders, and no further option awards will thereafter be granted under the 2012 Stock Option Plan. Stock option awards granted under the 2012 Stock Option Plan prior to this date will remain outstanding in accordance with their terms. If the 2014 Long-Term Incentive Plan is not approved, the 2012 Stock Option Plan will remain in effect, unchanged and available for new grants to the extent that new shares of our common stock are available.

Stock Option Grants under the 2014 Long-Term Incentive Plan

Pursuant to the terms of Carole Hochman’s employment agreement dated June 6, 2014, Ms. Hochman received a sign-on stock option grant to purchase 50,400,000 shares of our common stock, equal to 20% of our issued shares of common stock on a fully-diluted basis following the closing of the private placement, with each option exercisable at $0.128 per share and vesting in equal monthly installments over a period of three years from the date of grant. For more information regarding Ms. Hochman’s employment agreement, see below under the heading “Compensation Discussion and Analysis”.

In connection with the appointment of Michael Flanagan as Chief Financial Officer effective June 9, 2014, Mr. Flanagan received a sign-on stock option grant to purchase 2,800,000 shares of our common stock, with each option exercisable at $0.128 per share and vesting in annual instalments over a period of four years from the date of grant.

In connection with the appointment of Carlos Serra as VP Sales and Merchandising to be effective June 23, 2014, Mr. Serra received a sign-on stock option grant to purchase 3,700,000 shares of our common stock, with each option exercisable at $0.128 per share and vesting in annual instalments over a period of four years from the date of grant.

In connection with the appointment of David Hochman to our board of directors effective June 10, 2014, Mr. Hochman received a stock option grant to purchase 2,880,000 shares of our common stock, with each option exercisable at $0.128 per share and vesting in annual instalments over a period of three years from the date of grant.

On June 6, 2014, our company granted stock options to purchase 1,440,000 shares of our common stock to Mr. Andrew Kaplan, a director of our company. Each option is exercisable at $0.128 per share and the stock options are vesting over a period of three years from the date of grant.

In connection with the appointment of two advisors to our company’s advisory board, our company has granted stock options to purchase an aggregate of 1,000,000 shares of our common stock, with each option exercisable at $0.15 per share and vesting in annual instalments over a period of one to two years from the date of grant.

Management’s Support of the 2014 Long-Term Incentive Plan

The 2014 Long-Term Incentive Plan is key to our company’s pay for performance philosophy. The 2014 Long-Term Incentive Plan provides for the grant of stock options, restricted shares, restricted share units and performance stock and units. Adopting the 2014 Long-Term Incentive Plan will align the interests of our company’s employees and stockholders by ensuring a link between employees’ compensation and the performance of our company. If the 2014 Long-Term Incentive Plan is approved by stockholders, it will enable the Board to continue to grant equity-based compensation awards that promote our company’s long-term success and increase stockholder value by rewarding executives for actions that enhance long-term stockholder returns. Equity incentive awards are a key component of our company’s pay for performance philosophy.

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The 2014 Long-Term Incentive Plan is instrumental in attracting, retaining and motivating top talent. Attracting, retaining and motivating talented executives and employees are essential to executing our company’s business strategy. Equity-based awards are highly valued by employees.

The 2014 Long-Term Incentive Plan permits multiple award types. The 2014 Long-Term Incentive Plan permits the issuance of options, restricted shares and other types of equity and cash incentive grants, subject to the share limits set forth in the plan. These varied award types will enable the Board to tailor awards in light of evolving compensation strategies as well as the accounting, tax and other standards applicable at the time of grant, all of which have evolved over time and are likely to continue to evolve in the future.

The 2014 Long-Term Incentive Plan does not feature an “evergreen” provision. The number of authorized shares of common stock under the 2014 Long-Term Incentive Plan is fixed at 110,000,000. The 2014 Long-Term Incentive Plan therefore does not contain an “evergreen” feature that would cause the number of shares of common stock to automatically replenish in future years as the number of shares of common stock outstanding increases.

Summary of the 2014 Long-Term Incentive Plan

The following is a summary of the principal features of the 2014 Long-Term Incentive Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the terms of the 2014 Long-Term Incentive Plan, a copy of which is attached as Exhibit B to this consent solicitation statement.

Administration

The 2014 Long-Term Incentive Plan will generally be administered by the Board. The Board has the full authority to construe and interpret the 2014 Long-Term Incentive Plan, subject to its express provisions, including the authority to select the individuals who will receive awards under the 2014 Long-Term Incentive Plan, determine the number of shares of common stock subject to an award, determine the terms and conditions of awards and approve the individual award documents delivered to individuals in connection with their awards. The Board may delegate certain responsibilities and powers to a committee or appropriate officers of our company, subject to certain conditions, and may revoke the delegation of powers at any time.

Eligibility

The Board will have the authority to grant awards to officers, employees, directors and consultants of our company, its subsidiaries or affiliates. If the 2014 Long-Term Incentive Plan is approved by stockholders, approximately 20 employees, directors and consultants will be eligible to participate. The number of eligible participants is subject to change depending on the number of new hires, promotions, resignations and retirements that will occur during the term of the 2014 Long-Term Incentive Plan. The Board may delegate its authority to grant awards (other than to executive officers) to a committee or appropriate officers of our company.

Number of Shares of Common Stock Available for Issuance

If this Proposal is approved by stockholders, subject to adjustment in accordance with the 2014 Long-Term Incentive Plan, the maximum aggregate number of shares of common stock of our company that may be issued under the 2014 Long-Term Incentive Plan will be 110,000,000 shares of common stock. Of these 110,000,000 shares of common stock, the maximum number that may be granted pursuant to full-value awards (including restricted shares, restricted share units, performance stock and performance stock units) will be 55,000,000 shares of common stock; notwithstanding this limit, the Board may grant full-value awards covering greater than an aggregate of 55,000,000 shares of common stock but, above this limit, for every one share of common stock granted pursuant to a full-value award, the number of shares of common stock available for issuance under the 2014 Long-Term Incentive Plan will be reduced by two shares of common stock.

Shares of common stock covered by awards granted under the 2014 Long-Term Incentive Plan that are forfeited or cancelled or otherwise expire without having been exercised or settled generally will become available for issuance under a new award. In addition, if an award is settled through the payment of cash or other non-share consideration, the shares of common stock subject to the award will become available for issuance pursuant to a new award. However, shares of common stock that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations will not be available for issuance pursuant to a new award. In addition, upon the cancellation of an SAR in tandem with an option or the cancellation of an option granted in tandem with an SAR, no shares of common stock will become available for issuance pursuant to a new award.

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Types of Awards; Limits

The Board may grant the following types of awards under the 2014 Long-Term Incentive Plan: options, restricted shares, restricted share units, performance stock, performance stock units, stock appreciation rights (“SARs”), and other awards based on, or related to, shares of common stock. The 2014 Long-Term Incentive Plan limits the number of specific types of awards that may be granted to any individual as follows:

  the maximum number of shares of common stock that may be issued pursuant to options and SARs granted to any eligible individual in any calendar year is 60,000,000 shares of common stock; and

  the maximum value of other types of awards that may be awarded to any eligible individual in any calendar year is $9,000,000 measured as of the date of grant (with respect to awards denominated in cash) and 60,000,000 shares of common stock measured as of the date of grant (with respect to awards denominated in shares of common stock).

Stock Options. A stock option is the right to acquire shares of common stock at a fixed exercise price for a fixed period of time. Under the 2014 Long-Term Incentive Plan, the Board fixes the term of the options, which term may not exceed ten years from the date of grant.

The Board may grant either incentive stock options or nonqualified stock options. As described below, incentive stock options entitle the participant, but not our company, to preferential tax treatment. The Board determines the rules and procedures for exercising options. The exercise price may be paid in cash, shares of common stock, a combination of cash and shares of common stock, through net settlement (meaning our company withholds shares of common stock otherwise issuable upon exercise to pay the exercise price), or by any other means authorized by the Board, including cashless exercise, a procedure whereby vested shares of common stock covered by the option are sold by a broker and a portion of the sale proceeds are delivered to our company to pay the exercise price.

The exercise price is set by the Board but cannot be less than 100% of the fair market value of our company’s shares of common stock on the date of grant. Except in connection with a corporate transaction involving our company, the exercise price of outstanding options or SARs may not be reduced without stockholder approval, and no option or SAR may be canceled in exchange for cash, options or SARs with a lower exercise price, or other awards.

Stock Appreciation Rights. SARs are awards that entitle the participant to receive an amount equal to the excess, if any, of the fair market value on the exercise date of the number of shares of common stock for which the SARs is exercised over the grant price. The grant price cannot be less than 100% of the fair market value of our company’s shares of common stock on the date of grant. Payment to the participant on exercise may be made in cash or shares of common stock, as determined by the Board on or following the date of grant. The Board fixes the term of the SARs, which term may not exceed ten years from the date of grant.

Restricted Shares. Restricted share awards are shares that are subject to cancellation, restrictions, and vesting (including performance-based vesting) conditions, as determined by the Board. The restricted shares may be either granted or sold to the participant.

Restricted Share Units. Restricted share units entitle a participant to receive one or more shares of common stock in the future upon satisfaction of vesting conditions determined by the Board. The Board determines whether restricted share units will be settled through the delivery of shares of common stock, cash of equivalent value, or a combination of shares of common stock and cash.

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Performance Stock and Performance Stock Units. Performance stock and performance stock units entitle a participant to receive a target number of shares of common stock if specified performance targets are achieved during a specified performance period. Actual payments to participants may be more or less than the specified target number of shares of common stock depending on the achievement of the performance targets during the performance period. The performance targets and performance period are determined by the Board and set forth in the applicable award document.

Cash Performance Units. Cash performance units entitle a participant to receive a target amount of cash if specified performance targets are achieved during a specified performance period. As with performance stock and performance stock units, the performance targets and performance period are determined by the Board and set forth in the applicable award document.

Other Awards. The Board also may grant other forms of awards that generally are based on the value of shares of common stock. These other awards may provide for cash payments based in whole or in part on the value or future value of shares of common stock, may provide for the future delivery of shares of common stock to the participant, or may provide for a combination of cash payments and future delivery of shares of common stock.

Section 162(m) Performance-Based Awards

The Board may determine whether any award is a “performance-based” award for purposes of Section 162(m) of the Internal Revenue Code. Any awards designated to be “performance-based compensation” will be conditioned on the achievement of one or more specified performance goals established by the Board at the date of grant. The performance goals will be comprised of specified levels of one or more of the following performance criteria, as the Board deems appropriate: net income; cash flow or cash flow on investment; operating cash flow; pre-tax or post-tax profit levels or earnings; profit in excess of cost of capital; operating earnings; return on investment; free cash flow; free cash flow per share; earnings per share; return on assets; return on net assets; return on equity; return on capital; return on invested capital; return on sales; sales growth; growth in managed assets; operating margin; operating income; total stockholder return or stock price appreciation; EBITDA; EBITA; revenue; net revenues; market share; market penetration; productivity improvements; inventory turnover measurements; reduction of losses, loss ratios or expense ratios; reduction in fixed costs; operating cost management; cost of capital; and debt reduction, in each case, unless otherwise specified by the Board determined in accordance with generally accepted accounting principles consistently applied on a business unit, subsidiary or consolidated basis or any combination thereof.

The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, region or business unit. Performance goals may be measured on an absolute or cumulative basis, or on the basis of percentage of improvement over time. Further, performance goals may be measured in terms of our company’s performance (or performance of the applicable subsidiary, region or business unit) or measured relative to selected peer companies or a market index.

The applicable performance goals will be established by the Board within 90 days following the commencement of the applicable performance period (or such earlier or later date as permitted or required by Section 162(m)). Each participant will be assigned a target number of shares of common stock or cash value payable if target performance goals are achieved. The Board will certify the attainment of the performance goals at the end of the applicable performance period. If a participant’s performance exceeds such participant’s target performance goals, the number of shares of common stock or the cash value payable under the performance-based award may be greater than the target number, but in no event can the amounts exceed the award limits described above. In addition, unless otherwise provided in an award agreement, the Board may reduce the number of shares of common stock or cash value payable with respect to a performance-based award even if the performance objectives are satisfied.

Amendment and Termination; Term

Generally, our Board may terminate, amend, modify, or suspend the 2014 Long-Term Incentive Plan at any time. Our company will obtain stockholder approval of any termination, amendment, modification, or suspension if required by applicable laws, rules or regulations. Subject to limited exceptions, no termination, amendment, modification, or suspension may materially impair the rights of a participant with respect to an outstanding award without the participant’s consent. Unless terminated earlier, the 2014 Long-Term Incentive Plan will terminate in June 6, 2024, on the tenth anniversary of the date on which it is approved by stockholders, and no additional awards may be granted after this date. Awards granted prior to this date will remain outstanding in accordance with their terms.

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Change-in- Control

In the event of a transaction constituting a change-in-control of our company (as determined by the Board), the Board may take steps it considers appropriate with respect to outstanding awards, including accelerating vesting, providing for deemed attainment of performance conditions, providing for the lapse of restrictions on an award, providing that outstanding awards will terminate or expire unless settled in full prior to a specified date, or terminating or cancelling any outstanding award in exchange for a cash payment. The treatment may be specified in the award document or determined at a subsequent time. In the absence of action by the Board in the event of a change-in-control, the 2014 Long-Term Incentive Plan provides that awards granted pursuant to the 2014 Long-Term Incentive Plan, if assumed by the successor entity, will vest if the participant’s employment or service relationship with our company is terminated without cause or with good reason within twenty-four months following the change-in-control.

Termination of Employment

The Board will specify, at or after the time of grant of an award, the effect, if any, that a participant’s termination of employment or the participant’s death or disability will have on the vesting, exercisability, settlement or lapse of restrictions applicable to an award. The treatment may be specified in the award document or determined at a subsequent time.

Other Provisions

Recoupment. All awards granted under the 2014 Long-Term Incentive Plan, any payments made under the 2014 Long-Term Incentive Plan and any gains realized upon exercise or settlement of an award shall be subject to clawback or recoupment as permitted or mandated by applicable law, rules, regulations or any company policy as enacted, adopted or modified from time to time.

Dividends and Dividend Equivalents. The Board may provide participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding award. Any such dividends or interest may either be paid currently or may be deemed to have been reinvested in shares of common stock, and may be settled in shares of common stock, cash, or a combination of cash and shares of common stock. No payment of dividend equivalents may be made until the related award is vested. No dividends or dividend equivalents will be paid with respect to cash performance units, options or SARs.

Stockholder Rights. A participant will have no rights as a stockholder with respect to shares of common stock covered by an award until the date the participant or his nominee becomes the holder of record of such shares of common stock. Generally, no adjustment will be made for dividends or other rights for which the record date is prior to such date.

Re-pricing of Options and Stock Appreciation Rights. The terms of outstanding awards may not be amended, without stockholder approval, to reduce the exercise price of outstanding options or SARs, or to cancel outstanding options or SARs in exchange for cash, other awards, or options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Adjustments or Changes in Capitalization. In the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividends, recapitalization, reorganization, liquidation, merger or other similar corporate event or distribution of stock or property affecting the shares of common stock, the aggregate number of shares of common stock available for issuance under the 2014 Long-Term Incentive Plan, the various 2014 Long-Term Incentive Plan limits, and the number of shares of common stock subject to, and exercise or grant price of outstanding awards will be appropriately adjusted by the Board in order to preserve the benefits or potential benefits intended to be made available to the participants.

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Limited Transferability. Generally, an award may only be transferred upon the participant’s death to a designated beneficiary or in accordance with the participant’s will or the laws of descent or distribution, and pursuant to a domestic relations order. The Board also may permit limited transferability, generally to a participant’s family member, a trust for the benefit of a family member, a charitable organization, or any other individual or entity permitted under law and the rules of the exchange, if any, that lists the applicable award.

U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to certain awards that may be granted under the 2014 Long-Term Incentive Plan based on current tax laws. The summary does not include any state, local or foreign tax laws. This discussion is intended for the information of stockholders considering whether to consent to this Proposal and not as tax guidance to individuals who participate in the 2014 Long-Term Incentive Plan.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a nonqualified stock option or SAR. The participant generally will recognize ordinary income upon exercise, in an amount equal to the excess of the cash received and the fair market value of the shares of common stock received at the time of exercise (including any cash or shares of common stock withheld by our company to satisfy tax withholding obligations) over the exercise price.

Incentive Stock Options. A participant will not recognize taxable income when an incentive stock option is granted or exercised. However, the excess of the fair market value of the covered shares of common stock over the exercise price on the date of exercise is an item of tax preference for alternative minimum tax purposes. If the participant exercises the option and holds the acquired shares of common stock for more than two years following the date of option grant and more than one year after the date of exercise, the difference between the sale price and exercise price will be taxed as long-term capital gain or loss. If the participant disposes of the acquired shares of common stock before the end of the two-year and one-year holding periods, the participant generally will recognize ordinary income at the time of disposition equal to the fair market value of the shares of common stock on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain will be capital gain, long-term if the shares of common stock have been held for more than one year. Options will only be taxed as incentive stock options if the participant has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, the participant will be taxed as described above for nonqualified stock options.

Restricted Shares. A participant will not recognize taxable income upon the grant of restricted shares. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value of the shares of common stock received. Any subsequent gain or loss will be capital gain or loss, long-term if the shares of common stock have been held for more than one year. The participant may instead elect to recognize ordinary income at the time of grant. If the participant makes such an election, any subsequent gain or loss will be taxed as capital gain or loss at the time the shares are disposed of, and the one year long-term capital gains holding period begins on the date of grant.

Restricted Share Units, Performance Stock Units and Cash Performance Units. A participant will not recognize taxable income upon the grant of restricted share units, performance stock units or cash performance units. The participant will recognize ordinary income at the time the shares of common stock or cash are delivered equal to the fair market value of the shares of common stock (or cash) received. Any subsequent gain or loss will be capital gain or loss, long-term if the shares of common stock have been held for more than one year.

Tax Effect for our Company. Our company generally will receive a deduction for any ordinary income recognized by a participant with respect to an award. However, special rules limit the deductibility of compensation paid to the named executive officers (other than the chief financial officer). Under Section 162(m) of the U.S. tax code, the annual compensation paid to these executive officers may not be deductible to the extent it exceeds $1,000,000. Our company may preserve the deductibility of compensation over $1,000,000 if certain conditions are met. These conditions include stockholder approval of the 2014 Long-Term Incentive Plan, setting limits on the number of shares of common stock that may be issued pursuant to awards, and, for awards other than options and SARs, establishing performance criteria that must be met before the award will be paid or vest. As described above, the 2014 Long-Term Incentive Plan has been designed to permit the Board to grant awards that qualify as “performance-based compensation” for purposes of Section 162(m) and to exclude these awards from the $1,000,000 calculation. However, the Board may, in its discretion, grant equity awards that will not qualify as “performance-based compensation” and thus may not be deductible.

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The forgoing is not to be considered as tax advice to any person who may be a participant in the plan and any such persons are advised to consult their own tax counsel. The forgoing is intended to be a general discussion and does not cover all aspects of an individual’s unique tax situation such as the tax consequences of deferred compensation or state and local taxes.

New Plan Benefits

The following table shows, as to our executive officers and the various indicated groups, the number of shares of our common stock subject to stock options granted under the 2014 Long-Term Incentive Plan.

2014 LONG-TERM INCENTIVE PLAN

Name and Position	Number of Stock Options
Carole Hochman Chief Executive Officer, Chief Creative Officer and Director	50,400,000
Michael Flanagan Chief Financial Officer and Chief Operating Officer	2,800,000
Carlos Serra Vice President Sales and Merchandising	3,700,000
Executive Group	56,900,000(1)
Non-Executive Director Group	4,320,000(1)
Non-Executive Officer Employee Group	*(1)
  Because the granting of awards under the 2014 Long-Term Incentive Plan is completely within the discretion of the Board, it is not possible to determine at this time the awards that may be made to directors, officers or other employees under the plan in the future.

EXECUTIVE COMPENSATION

The following table summarizes the compensation of our executive officers during the two years ended January 31, 2014 and January 31, 2013. No other officers or directors received annual compensation in excess of $100,000 during the last three fiscal years.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($) (2)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Joel Primus (3) President, Director and former CEO	2014 2013	62,660 50,163	Nil Nil	Nil Nil	Nil 74,904	Nil Nil	Nil Nil	1,486 1,570	64,146 126,637
Alex McAulay (3) (4) Director, former Treasurer, CFO and Secretary	2014 2013	52,217 53,242	12,000 Nil	Nil Nil	Nil 174,779	Nil Nil	Nil Nil	794 Nil	65,011 228,021

(1)	Option awards shown here represent the aggregate grant date fair value of all options granted.

(2)	All salaries are paid in Canadian dollars.

(3)	Compensation paid in Canadian dollars is stated in United States dollars based on an exchange rate of 0.9640 (2013: 1.0022) US dollars for each Canadian dollar.

(4)	Mr. McAulay resigned as Treasurer, CFO and Secretary on November 29, 2013.

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Compensation Discussion and Analysis

In connection with the closing of the Acquisition Agreement with Naked Inc., we entered into employment agreements with each of Joel Primus and Alexander McAulay.

Pursuant to the employment agreement with Mr. Primus, we have agreed to employ Mr. Primus as President and CEO of the company in consideration for compensation of CDN$65,000 per year, to be reviewed annually or upon completion of a subsequent financing by our company. We will reimburse Mr. Primus for expenses he incurs in connection with his employment with our company, including for fashion industry related expenses. Mr. Primus may be remunerated by equity awards, including stock option grants and will be eligible for a bonus annually based on criteria set out in the employment agreement. Mr. Primus will be entitled to participate in any benefit plans we may adopt, including those that provide medical and dental benefits, disability benefits and life insurance benefits, which benefits will terminate on the date Mr. Primus’ employment with our company ceases for any reason. As of the date of this consent solicitation statement, we do not have any such benefit plans in place, however we have agreed to compensate Mr. Primus for the reasonable cost of any such plans he may obtain privately.

In the event of his death or disability, Mr. Primus or his estate, as applicable, will be entitled to payment of any unpaid salary, reimbursement of any unreimbursed expenses and proceeds from any insurance policies we may provide to Mr. Primus. If within 120 days of the occurrence of a change of control of our company, Mr. Primus resigns or we terminate Mr. Primus for any reason other than just cause, Mr. Primus will be entitled to receive severance in an amount equal to twelve months’ salary, and any stock options granted to Mr. Primus that have not vested will vest immediately and be immediately exercisable. If at any time we terminate Mr. Primus for any reason other than just cause, Mr. Primus will be entitled to receive the same severance he would be entitled to in connection with a change of control, as described above. Mr. Primus will not be entitled to receive any severance in the event he is terminated for just cause. Mr. Primus’ employment agreement shall continue indefinitely, subject to the termination provisions set out in the agreement.

Pursuant to the employment agreement with Mr. McAulay, we have agreed to employ Mr. McAulay as CFO of the company in consideration for compensation of CDN$65,000 per year, to be reviewed annually. We agreed to reimburse Mr.

McAulay for expenses he incurred in connection with his employment with our company, including for fashion industry related expenses and payment of annual fees necessary to maintain his Chartered Accountant designation. Mr. McAulay was entitled to remuneration by equity awards, including stock option grants and was eligible for a bonus annually based on criteria set out in the employment agreement. Mr. McAulay was entitled to participate in any benefit plans, including those that provide medical and dental benefits, disability benefits and life insurance benefits, which benefits would terminate on the date Mr. McAulay’s employment with our company ceased for any reason.

Effective November 29, 2013, Alex McAulay resigned as CFO of our company and this employment agreement ceased to be effective.

Effective June 10, 2014, Joel Primus resigned as CEO of our company. Mr. Primus remains our company’s President.

We appointed Carole Hochman as our Chief Executive Officer and Chief Creative Officer as of June 10, 2014. Carole Hochman became an employee of our company on June 6, 2014.

In connection with the appointment of Carole Hochman, we entered into an employment agreement, dated June 6, 2014, for a term of three years whereby (a) we shall pay Ms. Hochman a base salary of $400,000 per year, provided Ms. Hochman will forgo the first twelve months of the base salary; (b) Ms. Hochman shall receive a sign-on stock option grant to purchase 50,400,000 shares of our common stock, equal to 20% of our issued shares of common stock on a fully-diluted basis following the final closing of the private placement on June 10, 2014, with each option exercisable at $0.128 per share and vesting in equal monthly installments over a period of three years from the date of grant; (c) Ms. Hochman will be eligible to receive an annual cash bonus for each whole or partial year during the employment term payable based on the achievement of one or more performance goals established annually by our board of directors; (d) Ms. Hochman will be entitled to participate in our company’s employee benefit plans; and (e) Ms. Hochman will be entitled to an annual expense allowance.

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Ms. Hochman’s employment agreement further provides that if Ms. Hochman’s employment is terminated for any reason she will be entitled to all earned but unpaid base salary and bonus, accrued vacation, vested benefits or compensation, indemnification rights she would otherwise be entitled to, and any incurred but unreiumbursed expenses. In addition, if Ms. Hochman’s employment is terminated by our company without cause, or by Ms. Hochman for good reason (each as defined in Ms. Hochman’s employment agreement), she will also be entitled to (a) a pro-rata portion of her target bonus for the year in which the termination of employment occurs and (b) continued payments of base salary paid in cash in equal monthly installments for a period of 12 months following the termination date. In the event that Ms. Hochman’s employment is terminated due to death or disability, she will be entitled to receive benefits in accordance with our company’s then established plans, programs, and practices and her outstanding equity awards will be treated in accordance with their terms.

We appointed Mr. Michael Flanagan as our Chief Financial Officer and Chief Operating Officer effective June 9, 2014. Mr. Michael Flanagan became an employee of the Company on June 6, 2014. In connection with the appointment of Mr. Flanagan, we entered into an employment agreement commencing June 6, 2014 for a term of four years whereby (a) we shall pay Mr. Flanagan a base salary of $200,000 per year; (b) Mr. Flanagan shall receive a sign-on stock option grant to purchase 2,800,000 shares of our common stock, with each option exercisable at $0.128 per share and vesting monthly over a period of four years from the date of grant; and (c) Mr. Flanagan will be entitled to participate in our company’s employee benefit plans.

On June 6, 2014, we appointed Mr. Carlos Serra as our company’s Vice President Sales and Merchandising, effective June 23, 2014. Mr. Carlos Serra has been an employee of the Company since June 6, 2014. In connection with the appointment of Mr. Serra, we entered into an employment agreement commencing June 6, 2014 for a term of four years whereby (a) we shall pay Mr. Serra a base salary of $175,000 per year; (b) Mr. Serra shall receive a sign-on stock option grant to purchase 3,700,000 shares of our common stock, with each option exercisable at $0.128 per share and vesting monthly over a period of four years from the date of grant; and (c) Mr. Serra will be entitled to participate in our company’s employee benefit plans.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of January 31, 2014:

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Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Joel Primus President, Treasurer, Secretary, Director and former CEO	150,000	150,000	Nil	$0.25	July 30, 2022	Nil	Nil	Nil	Nil
Alex McAulay Director, former Treasurer, CFO and Secretary	300,000	300,000	Nil	$0.25	July 30, 2022	Nil	Nil	Nil	Nil

(1)	The stock options will vest on July 30, 2014.

We do not currently have any plans in place that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans. For a description of the material terms of each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the company or a change in the named executive officer's responsibilities following a change in control, see above under the heading “Compensation Discussion and Analysis”.

Directors Compensation

The following table provides information concerning the compensation of directors of our company for the fiscal year ended January 31, 2014, for whom information has not been disclosed above under the heading “Summary Compensation Table”:

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(6)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Andrew Kaplan(3)	56,000	31,200(1)	194,862(2)	Nil	Nil	Nil	282,062
Christopher Heyn(4)	Nil	25,500(7)	Nil	Nil	Nil	Nil	25,500
Alexander McAulay(5)	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1)	Mr. Kaplan was granted 450,000 shares of common stock of our company pursuant to an Amendment Agreement dated January 6, 2014.

(2)

Mr. Kaplan was granted 450,000 stock options exercisable into shares of our common stock upon his appointment to our board of directors on July 19, 2013. Pursuant to an Amendment Agreement dated January 6, 2014, these stock options were cancelled in consideration of our company granting Mr. Kaplan 450,000 shares of our common stock, as described above.

(3)	At January 31, 2014, Mr. Kaplan held 450,000 shares of common stock and had been granted Nil stock options.

(4)	At January 31, 2014, Mr. Heyn was the beneficial owner of 160,000 shares of common stock and had been granted Nil stock options.

(5)	All salaries are paid in Canadian dollars.

(6)	Option awards shown here represent the aggregate grant date fair value of all options granted.

(7)

Pursuant to a board agreement dated October 7, 2013, we agreed to issue Mr. Heyn 75,000 shares of common stock each quarter as compensation for serving as a member of our board of directors. During the year ended January 31, 2014, we issued Mr. Heyn 75,000 shares of common stock and recorded a further amount of 75,000 shares of common stock issuable at January 31, 2014.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is quoted on the OTCQB under the symbol “NAKD”. Trading in stocks quoted on the OTCQB is often thin and is characterized by wide fluctuations in trading prices due to many factors that may have little to do with a company’s operations or business prospects.

OTCQB securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTCQB securities transactions are conducted through a telephone and computer network connecting dealers in stocks. OTCQB issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

Set forth below are the range of high and low bid quotations for our common stock from the OTCQB for the periods indicated. The market quotations were obtained from the OTCQB, and reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions:

Quarter Ended	High Bid	Low Bid
April 30, 2012	N/A (2)	N/A (2)
July 31, 2012	N/A (2)	N/A (2)
October 31, 2012	1.30	1.05
January 31, 2013	1.30	0.90
April 30, 2013	1.18	0.00
July 31, 2013	1.32	0.41
October 31, 2013	0.66	0.22
January 31, 2014	0.267	0.0525
April 30, 2014	0.25	0.1199

(1)	Such quotes reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

(2)	There were no published quotes.

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On June 19, 2014, the closing price for our common stock as reported by the OTCQB was $0.18 per share.

Transfer Agent

Our shares of common stock are issued in registered form. The transfer agent and registrar for our common stock is Standard Registrar and Transfer Company, Inc. Its address is 12528 South 1840 East Draper, UT 84020.

Holders of Common Stock

As of June 19, 2014, there were approximately 87 registered holders of record of our common stock. As of such date, 36,373,884 shares were issued and outstanding.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Subject to compliance with applicable corporate laws, our directors will determine if and when dividends should be declared and paid in the future based on our financial position at the relevant time. All shares of our common stock are entitled to an equal share of any dividends declared and paid.

Securities Authorized For Issuance Under Equity Compensation Plans

In connection with the closing of the Acquisition Agreement with Naked Inc., we adopted our 2012 Stock Option Plan, pursuant to which up to 5,400,000 shares of our common stock were reserved for issuance.

The 2012 Stock Option Plan provides for the grant of incentive stock options to purchase shares of our common stock to our directors, officers, employees and consultants. The 2012 Stock Option Plan is administered by our board of directors, except that it may, in its discretion, delegate such responsibility to a committee comprised of at least two directors. A maximum of 5,400,000 shares were reserved and set aside for issuance under the 2012 Stock Option Plan. Each option, upon its exercise, entitles the optionee to acquire one share of our common stock, upon payment of the applicable exercise price. The exercise price will be determined by the board of directors at the time of grant. Stock options may be granted under the 2012 Stock Option Plan for an exercise period of up to ten years from the date of grant of the option or such lesser periods as may be determined by the board, subject to earlier termination in accordance with the terms of the 2012 Stock Option Plan. If our stockholders approve the 2014 Long Term Incentive Plan, we will not grant any further options under our 2012 Stock Option Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	3,110,000	$0.34	2,290,000
Total	3,110,000	$0.34	2,290,000

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon other than as follows:

Carole Hochman has an interest in increasing the number of authorized shares of our common stock in connection with her ownership of convertible securities, including options, warrants and convertible senior secured debentures mentioned above. Each of those convertible securities provides her with the right to acquire shares of our common stock.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one from your broker, please notify your broker.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors

/s/ Joel Primus
Joel Primus
President, Treasurer, Secretary and Director
July 7, 2014

Exhibit A
Certificate of Amendment

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Naked Brand Group Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is hereby amended to read as follows:

Article 3
SHARES

Section 1.01 Number and Classes. The total number of shares of authorized capital stock of the Corporation shall consist of four hundred fifty million (450,000,000) shares of Common stock, par value $0.001 per share.

Section 1.02 Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, each of which is to have a distinctive designation specified in the resolution of the Board of Directors providing for the issuance of such Preferred Stock from time to time. Each series of Preferred Stock:

(a)	may have such number of shares;

(b)	may have such voting powers, full or limited;

(c)	may be subject to redemption upon such terms and conditions;

(d)

may be entitled to receive dividends (which may be cumulative or non-cumulative) payable in cash, property, rights or securities at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or series of stock;

(e)	may have such rights and preferences upon the dissolution or liquidation (whether voluntary or involuntary) of the Corporation;

(f)	may be made convertible into or exchangeable for other securities, or cash, or other property or rights at such price or prices or at such rates of exchange, and with such adjustments;

(g)	may be entitled to the benefit of a sinking fund to be applied to the redemption of shares of such series upon such terms and in such amount or amounts;

(h)	may be subject to such restrictions as to issuance or as to the powers, preferences or rights of any such other series; and

(i)	may have such other preferences and relative rights;

2

as in such instance is stated in the resolution of the Board of Directors providing for the issuance of such Preferred Stock. Except where otherwise set forth in such resolution or resolutions, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding from time to time) by like action of the Board of Directors. Shares of any series of Preferred Stock, which have been redeemed (whether through the operation of a sinking fund or otherwise) by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class, will have the status of authorized but unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
_____________________________

4. Effective date and time of filing (optional):	Date: ___________________________	Time: ___________________________
(must not be later than 90 days after the certificate is filed)

5. Signature: (required):

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Exhibit B
2014 Long-Term Incentive Plan

NAKED BRAND GROUP INC.
2014 LONG-TERM INCENTIVE PLAN (“LTIP”)

1.          Purposes of the LTIP

                          The purposes of the LTIP are to (a) promote the long-term success of the Company and its Affiliates and to increase shareholder value by providing Eligible Individuals with incentives to contribute to the long-term growth and profitability of the Company, and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Affiliates.

                          The LTIP shall become effective on June 6, 2014 subject to its approval by shareholders (the “Effective Date”). If the LTIP is not approved by shareholders, it shall be void ab initio and of no further force and effect. Upon the Effective Date, no further Awards will be granted under the Prior Plan.

2.          Definitions and Rules of Construction

                          (a)        Definitions. For purposes of the LTIP, the following capitalized words shall have the meanings set forth below:

            “Affiliate” means any Subsidiary and any person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

            “Award” means an Option, Restricted Share, Restricted Share Unit, Stock Appreciation Right, Performance Stock, Performance Stock Unit, Cash Performance Unit or Other Award granted by the Committee pursuant to the terms of the LTIP.

            “Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee that sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

            “Beneficial Owner” and “Beneficially Owned” have the meaning set forth in Rule 13d-3 under the Exchange Act.

            “Board” means the Board of Directors of the Company, as constituted from time to time.

            “Cash Performance Unit” means a right to receive a Target Amount of cash in the future granted pursuant to Section 10(b).

            “Cause” has the meaning determined by the Committee at the time of grant and set forth in the applicable Award Document. In the absence of any alternative definition approved by the Committee, Cause shall mean a termination of the Participant’s employment with the Company or one of its Affiliates (i) for “cause” as defined in an employment agreement applicable to the Participant, or (ii) in the case of a Participant who does not have an employment agreement that defines “cause”, because of: (A) any act or omission that constitutes a material breach by the Participant of any obligations under an employment agreement with the Company or one of its Affiliates or an Award Document; (B) the continued failure or refusal of the Participant to substantially perform the duties reasonably required of the Participant as an employee of the Company or one of its Affiliates; (C) any willful and material violation by the Participant of any law or regulation applicable to the business of the Company or one of its Affiliates, or the Participant’s conviction of a felony, or any willful perpetration by the Participant of a common law fraud; or (D) any other willful misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates.

            “Change of Control” means:

            (i)        Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then-outstanding securities; or

            (ii)        The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

            (iii)        There is consummated a merger or consolidation of the Company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least fifty (50%) percent of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

            (iv)        The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty (50%) percent of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

             Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and the payment or settlement of the Award will accelerate upon a Change of Control, no event set forth herein will constitute a Change of Control for purposes of the LTIP or any Award Document unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A of the Code.

            “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance promulgated thereunder as amended from time to time.

            “Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the LTIP, which committee shall meet the requirements of Section 162(m) of the Code, Section 16(b) of the Exchange Act [if and so long as there is Common Stock registered under Section 12(b) or 12(g) of the Exchange Act], the applicable rules of the OTCQB and all other applicable rules and regulations (in each case as amended or superseded from time to time); provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code or Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

            “Common Share” means a share of Common Stock, as may be adjusted pursuant to Section 13(b).

            “Common Stock” means the common stock of the Company, or such other class of share or other securities as may be applicable under Section 13.

            “Company” means Naked Brand Group Inc., a Nevada corporation, or any successor to all or substantially all of the Company’s business that adopts the LTIP.

             “Disability” means a physical or mental disability or infirmity of the Participant that prevents the normal performance of substantially all of the Participant’s duties as an employee of the Company or any Affiliate, which disability or infirmity shall exist for any continuous period of 180 days within any twelve (12) month period. Notwithstanding the previous sentence, with respect to an Award that is subject to Section 409A of the Code where the payment or settlement of the Award will accelerate upon termination of employment as a result of the Participant’s Disability, no such termination will constitute a Disability for purposes of the LTIP or any Award Document unless such event also constitutes a “disability” as defined under Section 409A of the Code.

            “EBITDA” means earnings before interest, taxes, depreciation and amortization.

            “EBITA” means the Company’s earnings before interest, taxes and amortization.

            “Eligible Individuals” means the individuals described in Section 4(a) who are eligible for Awards under the LTIP.

            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended from time to time.

            “Fair Market Value” means, with respect to a Common Share, the fair market value thereof as of the relevant date of determination, as determined in accordance with the valuation methodology approved by the Committee in compliance with Section 409A of the Code, if applicable. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a Common Share on a given date shall equal the higher of the closing selling price of a Common Share on such date (or the most recent trading date if such date is not a trading date) on the OTCQB or such other securities exchanges, if any, as may be designated by the Board from time to time.

            “Full Value Award Limit” means the maximum number of Common Shares that may be issued pursuant to (i) Restricted Shares, (ii) Restricted Share Units, (iii) Performance Stock, (iv) Performance Stock Units or (v) Other Awards as set forth in Section 5(a) and modified pursuant to Section 5(b).

            “Good Reason” has the meaning determined by the Committee at the time of grant and set forth in the applicable Award Document. In the absence of any alternative definition approved by the Committee, Good Reason shall mean (i) the diminution of the Participant’s title and/or responsibilities or (ii) the Participant being required to relocate more than twenty-five (25) miles from the Participant’s then-existing office.

             “LTIP” means this Naked Brand Group Inc. 2014 Long-Term Incentive Plan, as amended or restated from time to time.

            “LTIP Limit” means the maximum aggregate number of Common Shares that may be issued for all purposes under the LTIP as set forth in Section 5(a).

            “Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

            “Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

             “Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 7.

            “OTCQB” means the OTCQB marketplace operated by the OTC Market Group.

             “Other Award” means any form of Award (other than an Option, Performance Stock, Performance Stock Unit, Cash Performance Unit, Restricted Share, Restricted Share Unit or Stock Appreciation Right) granted pursuant to Section 11.

            “Participant” means an Eligible Individual who has been granted an Award under the LTIP.

            “Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which Performance Targets are measured.

            “Performance Stock” means a Target Amount of Common Shares granted pursuant to Section 10(a).

            “Performance Stock Unit” means a right to receive a Target Amount of Common Shares granted pursuant to Section 10(a).

            “Performance Target” means the performance goals established by the Committee, from among the performance criteria provided in Section 6(g), and set forth in the applicable Award Document.

            “Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

            “Prior Plan” means the Search By Headlines.com Corp. 2012 Stock Option Plan, as amended from time to time.

            “Restricted Share” means a Common Share granted or sold pursuant to Section 8(a).

            “Restricted Share Unit” means a right to receive one or more Common Shares (or cash, if applicable) in the future granted pursuant to Section 8(b).

            “Stock Appreciation Right” means a right to receive all or some portion of the appreciation on Common Shares granted pursuant to Section 9.

            “Subsidiary” means any foreign or domestic corporation, limited liability company, partnership or other entity of which 50% or more of the outstanding voting equity securities or voting power is Beneficially Owned directly or indirectly by the Company. For purposes of determining eligibility for the grant of Incentive Stock Options under the LTIP, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.

            “Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a company or other entity acquired by the Company or with which the Company combines in connection with a corporate transaction pursuant to the terms of an equity compensation plan that was approved by the shareholders of such company or other entity.

            “Target Amount” means the target number of Common Shares or target cash value established by the Committee and set forth in the applicable Award Document.

                          (b)        Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the LTIP.

3.          Administration

                          (a)        Committee. The LTIP shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:

            (i)        select the Participants from the Eligible Individuals;

            (ii)        grant Awards in accordance with the LTIP;

            (iii)        determine the number of Common Shares subject to each Award or the cash amount payable in connection with an Award;

            (iv)        determine the terms and conditions of each Award, including, without limitation, those related to term, permissible methods of exercise, vesting, cancellation, forfeiture, payment, settlement, exercisability, Performance Periods, Performance Targets, and the effect or occurrence, if any, of a Participant’s termination of employment, separation from service or leave of absence with the Company or any of its Affiliates or, subject to Section 6(d), a Change of Control of the Company;

            (v)        subject to Sections 15 and 16(f), amend the terms and conditions of an Award after the granting thereof;

            (vi)        specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

            (vii)        make factual determinations in connection with the administration or interpretation of the LTIP;

            (viii)        adopt, prescribe, establish, amend, waive and rescind administrative regulations, rules and procedures relating to the LTIP;

            (ix)        employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the LTIP and to rely upon any advice, opinion or computation received therefrom;

            (x)        vary the terms of Awards to take into account tax and securities laws (or change thereto) and other regulatory requirements or to procure favorable tax treatment for Participants;

            (xi)        correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the LTIP; and

            (xii)        make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the LTIP or any Award Document.

                          (b)        LTIP Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the LTIP and any Award Document delivered under the LTIP.

                          (c)        Prohibited Actions. Notwithstanding the authority granted to the Committee pursuant to Section 3(a) and 3(b), the Committee shall not have the authority, without obtaining shareholder approval, to (i) reprice or cancel Options and Stock Appreciation Rights in violation of Section 6(h), (ii) amend Section 5 to increase the LTIP Limit or any of the special limits listed therein or (iii) grant Options or Stock Appreciation Rights with an exercise price that is less than 100% of the Fair Market Value of a Common Share on the date of grant in violation of Section 6(j).

                         (d)        Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the LTIP and in construing and interpreting the LTIP shall be made in the Committee’s sole discretion and shall be final, binding and conclusive for all purposes and upon all persons interested herein.

                          (e)        Delegation of Authority. To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the LTIP to a subcommittee or subcommittees thereof or other persons or groups of persons as it deems necessary, appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to individuals (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 15. For purposes of the LTIP, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e).

                          (f)        Liability of Committee and its Delegates. Subject to applicable laws, rules and regulations: (i) no member of the Board or Committee (or its delegates pursuant to Section 3(e)) shall be liable for any good faith action, omission or determination made in connection with the operation, administration or interpretation of the LTIP and (ii) the members of the Board or the Committee (and its delegates) shall be entitled to indemnification and reimbursement in accordance with applicable law in the manner provided in the Company’s bylaws and any indemnification agreements as they may be amended from time to time. In the performance of its responsibilities with respect to the LTIP, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.

                          (g)        Action by the Board. Anything in the LTIP to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the LTIP, may be exercised by the Committee may alternatively be exercised by the Board.

4.           Eligibility

                          (a)        Eligible Individuals. Awards may be granted to officers, employees, directors and consultants of the Company or any of its Affiliates. The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the type, number and terms of Awards to be granted to each such Participant.

                          (b)        Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

5.        Common Shares Subject to the LTIP

                          (a)        LTIP Limit. Subject to adjustment in accordance with Section 13, the maximum aggregate number of Common Shares that may be issued for all purposes under the LTIP shall be 110,000,000 Common Shares. Common Shares issued pursant to Awards under the LTIP may be either authorized and unissued Common Shares or Common Shares held by the Company in its treasury, or a combination thereof. All of the Common Shares subject to the LTIP Limit may be issued pursuant to Incentive Stock Options. Subject to Section 5(b), the maximum number of Common Shares that may be granted pursuant to (i) Restricted Shares, (ii) Restricted Share Units, (iii) Performance Stock, (iv) Performance Stock Units or (v) Other Awards shall not exceed 55,000,000 Common Shares.

                          (b)        Rules Applicable to Determining Common Shares Available for Issuance. The number of Common Shares remaining available for issuance will be reduced by the number of Common Shares subject to outstanding Awards and, for Awards that are not denominated by Common Shares, by the number of Common Shares actually delivered upon settlement or payment of the Award; provided, however, that, notwithstanding the above, for every one Common Share issued in respect of an award of (i) Restricted Shares, (ii) Restricted Share Units, (iii) Performance Stock, (iv) Performance Stock Units or (v) Other Awards in excess of the Full Value Award Limit, the number of Common Shares that are available for issuance under the LTIP shall be reduced by two (2) Common Shares. For purposes of determining the number of Common Shares that remain available for issuance under the LTIP, (i) the number of Common Shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the vesting, exercise or settlement of an Award and (ii) all of the Common Shares covered by a stock-settled Stock Appreciation Right to the extent exercised shall not be added back to the LTIP Limit. In addition, for purposes of determining the number of Common Shares that remain available for issuance under the LTIP, the number of Common Shares corresponding to Awards under the LTIP that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through the issuance of consideration other than Common Shares (including, without limitation, cash) shall be added back to the LTIP Limit and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right.

                          (c)        Special Limits. Anything to the contrary in Section 5(a) above notwithstanding, but subject to adjustment under Section 13, the following special limits shall apply to Common Shares available for Awards under the LTIP:

            (i)        the maximum number of Common Shares that may be subject to Options and Stock Appreciation Rights granted to any Eligible Individual in any calendar year shall equal 60,000,000 Common Shares; and

            (ii)        the maximum amount of Awards (other than those Awards set forth in Section 5(c)(i)) that may be awarded to any Eligible Individual in any calendar year is nine million dollars ($9,000,000) measured as of the date of grant (with respect to Awards denominated in cash) or 60,000,000 Common Shares measured as of the date of grant (with respect to Awards denominated in Common Shares).

                          (d)        To the extent not prohibited by applicable laws, rules and regulations, any Common Shares underlying Substitute Awards shall not be counted against the number of Common Shares remaining for issuance and shall not be subject to Section 5(c).

6.          Awards in General

                          (a)        Types of Awards; Exercise. Awards under the LTIP may consist of Options, Restricted Shares, Restricted Share Units, Stock Appreciation Rights, Performance Stock, Performance Stock Units, Cash Performance Units and Other Awards. Any Award described in Sections 7 through 11 may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Subject to Section 6(g), Awards under the LTIP may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity. Subject to the provisions of the LTIP and the applicable Award Document, the Committee shall determine the permissible methods of exercise for any Award.

                          (b)        Terms Set Forth in Award Document. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which Award Document shall contain terms and conditions not inconsistent with the LTIP. Notwithstanding the foregoing, and subject to applicable laws, rules and regulations, the Committee may at any time following grant (i) accelerate the vesting, exercisability, lapse of restrictions, settlement or payment of any Award, (ii) eliminate the restrictions and conditions applicable to an Award or (iii) extend the post-termination exercise period of an outstanding Award (subject to the limitations of Section 409A of the Code). The terms of Awards may vary among Participants, and the LTIP does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.

                          (c)        Termination of Employment . The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment, with the Company or any of its Affiliates or the Participant’s death or disability. Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions or conditions applicable to, or extend the post-termination exercise period of an outstanding Award (subject to the limitations of Section 409A of the Code). Such provisions may be specified in the applicable Award Document or determined at a subsequent time.

                          (d)        Change of Control.

            (i)        The Committee shall have full authority to determine the effect, if any, of a Change of Control of the Company or any Subsidiary on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time. Subject to applicable laws, rules and regulations, the Board or the Committee shall, at any time prior to, coincident with or after the effective time of a Change of Control, take such actions as it may consider appropriate, including, without limitation: (A) provide for the acceleration of any vesting or exercisability of an Award, (B) provide for the deemed attainment of performance conditions relating to an Award, (C) provide for the lapse of restrictions relating to an Award, (D) provide for the assumption, substitution, replacement or continuation of any Award by a successor or surviving corporation (or a parent or subsidiary thereof) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving corporation (or a parent or subsidiary thereof), (E) provide that that an Award shall terminate or expire unless exercised or settled in full on or before a date fixed by the Committee, or (F) terminate or cancel any outstanding Award in exchange for a cash payment (including, if as of the date of the Change of Control, the Committee determines that no amount would have been realized upon the exercise of the Award, then the Award may be cancelled by the Company without payment of consideration).

            (ii)        In the absence of action by the Committee pursuant to Section 6(d)(i) above, the following provisions shall apply in the event of a Change of Control:

            (1)        To the extent the successor company (or a subsidiary or parent thereof) assumes the Award, with appropriate adjustments pursuant to Section 13 to preserve the value of the Award, or provides a substitute for the Award on substantially the same terms and conditions, the existing vesting schedule will continue to apply.

            (2)        To the extent (x) the successor company (or a subsidiary or parent thereof) does not assume or provide a substitute for an Award on substantially the same terms and conditions or (y) the successor company (or a subsidiary or parent thereof) assumes the Award as provided in Section 6(d)(i)(1) above and the Participant’s employment or service relationship is terminated without Cause or with Good Reason within twenty-four (24) months following the Change of Control:

            (A)        any and all Options and Stock Appreciation Rights outstanding as of the effective date of the Change of Control shall become immediately exercisable, and shall remain exercisable until the earlier of the expiration of their initial term or the second (2nd) anniversary of the Participant’s termination of employment with the Company;

            (B)        any restrictions imposed on Restricted Shares and Restricted Share Units outstanding as of the effective date of the Change of Control shall lapse;

            (C)        the Performance Targets with respect to all Performance Units, Performance Stock and other performance-based Awards granted pursuant to Sections 6(g) or 10 outstanding as of the effective date of the Change of Control shall be deemed to have been attained at the specified target level of performance; and

            (D)        the vesting of all Awards denominated in Common Shares outstanding as of the effective date of the Change of Control shall be accelerated.

            (iii)        Notwithstanding any other provision of the LTIP or any Award Document, the provisions of this Section 6(d) may not be terminated, amended, or modified following a Change of Control in a manner that would adversely affect a Participant’s rights with respect to an outstanding Award without the prior written consent of the Participant. The Committee may terminate, amend or modify this Section 6(d) at any time and from time to time prior to a Change of Control.

                          (e)        Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award, which payments can either be paid currently or deemed to have been reinvested in Common Shares, and can be made in Common Shares, cash or a combination thereof, as the Committee shall determine; provided, however, that (i) no payments of dividends or dividend equivalents may be made unless and until the related Award is earned and vested and (ii) the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Notwithstanding the foregoing, no dividends or dividend equivalents shall be paid with respect to Cash Performance Units, Options or Stock Appreciation Rights.

                          (f)        Rights of a Shareholder. A Participant shall have no rights as a shareholder with respect to Common Shares covered by an Award (including voting rights) until the date the Participant or his nominee becomes the holder of record of such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13.

                          (g)        Performance-Based Awards.

            (i)        The Committee may determine whether any Award under the LTIP is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Targets to the extent required by Section 162(m) of the Code and will be subject to all other conditions and requirements of Section 162(m). The Performance Targets may include one or more of the following performance criteria: net income; cash flow or cash flow on investment; operating cash flow; pre-tax or post-tax profit levels or earnings; profit in excess of cost of capital; operating earnings; return on investment; free cash flow; free cash flow per share; earnings per share; return on assets; return on net assets; return on equity; return on capital; return on invested capital; return on sales; sales growth; growth in managed assets; operating margin; operating income; total shareholder return or stock price appreciation; EBITDA; EBITA; revenue; net revenues; market share, market penetration; productivity improvements; inventory turnover measurements; reduction of losses, loss ratios or expense ratios; reduction in fixed costs; operating cost management; cost of capital; and debt reduction.

            (ii)        The Performance Targets shall be determined in accordance with generally accepted accounting principles (subject to adjustments and modifications approved by the Committee in advance) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof.

            (iii)        The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, business unit, or region and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, business unit, or region) or measured relative to selected peer companies or a market index. At the time of grant, the Committee may provide for adjustments to the performance criteria in accordance with Section 162(m) of the Code.

            (iv)        The Participants will be designated, and the applicable Performance Targets will be established, by the Committee within ninety (90) days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m) of the Code). Each Participant will be assigned a Target Amount payable if Performance Targets are achieved. Any payment of an Award granted with Performance Targets shall be conditioned on the written certification of the Committee in each case that the Performance Targets and any other material conditions were satisfied. The Committee may determine, at the time of grant, that if performance exceeds the specified Performance Targets, the Award may be settled with payment greater than the Target Amount, but in no event may such payment exceed the limits set forth in Section 5(c). The Committee retains the right to reduce any Award notwithstanding the attainment of the Performance Targets.

            (v)        The Committee may also grant Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. With respect to such Awards, the Committee may establish Performance Targets based on any criteria as it deems appropriate.

                          (h)        Repricing of Options and Stock Appreciation Rights. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Common Shares), the terms of outstanding Awards may not be amended, without shareholder approval, to reduce the exercise price of outstanding Options or Stock Appreciation Rights, or to cancel outstanding Options or Stock Appreciation Rights in exchange for (i) cash or other property, (ii) Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights or (iii) other Awards.

                          (i)        Recoupment. Notwithstanding anything in the LTIP to the contrary, all Awards granted under the LTIP, any payments made under the LTIP and any gains realized upon exercise or settlement of an Award shall be subject to claw-back or recoupment as permitted or mandated by applicable law, rules, regulations or any Company policy as enacted, adopted or modified from time to time.

                          (j)        Minimum Grant or Exercise Price. In no event shall the exercise price per Common Share of an Option or the grant price per Common Share of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant; provided, however that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than one hundred percent (100%) of the Fair Market Value.

                          (k)        Term of Options and SARs. An Option or Stock Appreciation Right shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Award. The Committee may extend the term of an Option or Stock Appreciation Right after the time of grant; provided, however, that the term of an Option or Stock Appreciation Right may in no event extend beyond the tenth (10th) anniversary of the date of grant of such Award.

7.          Terms and Conditions of Options

                          (a)        General. The Committee, in its discretion, may grant Options to Eligible Individuals and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.

                          (b)        Payment of Exercise Price. Subject to the provisions of the applicable Award Document and Company policy in effect from time to time, the exercise price of an Option may be paid (i) in cash or cash equivalents, (ii) by actual delivery or attestation to ownership of freely transferable Common Shares already owned by the person exercising the Option, (iii) by a combination of cash and Common Shares equal in value to the exercise price, (iv) through net share settlement or similar procedure involving the withholding of Common Shares subject to the Option with a value equal to the exercise price or (v) by such other means as the Committee may authorize. In accordance with the rules and procedures authorized by the Committee for this purpose, the Option may also be exercised through a “cashless exercise” procedure authorized by the Committee from time to time that permits Participants to exercise Options by delivering irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations or such other procedures determined by the Company from time to time.

                          (c)        Incentive Stock Options. The exercise price per Common Share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. No Incentive Stock Option may be issued pursuant to the LTIP to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant of the Common Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five (5) years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of one hundred thousand dollars ($100,000), determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. Any amounts above this limit shall be treated as Non-Qualified Stock Options. No Incentive Stock Option may be granted under the LTIP after the tenth anniversary of the Effective Date. The terms of any Incentive Stock Option granted under the LTIP shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, as amended from time to time.

                          (d)        Non-Qualified Stock Options. The Committee, in its discretion, may grant Non-Qualified Stock Options that contain an “early exercise” feature, which shall provide a Participant with the right (but not the obligation) to immediately exercise such portion of the Option for Common Stock that shall be subject to the same vesting schedule as the underlying Option.

8.          Terms and Conditions of Restricted Shares and Restricted Share Units

                          (a)        Restricted Shares. The Committee, in its discretion, may grant or sell Restricted Shares to Eligible Individuals. An Award of Restricted Shares shall consist of one or more Common Shares granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the LTIP and established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Shares may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled.

                          (b)        Restricted Share Units. The Committee, in its discretion, may grant Restricted Share Units to Eligible Individuals. A Restricted Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the LTIP and the applicable Award Document, one or more Common Shares. Restricted Share Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be canceled. If and when the cancellation provisions lapse, the Restricted Share Units shall become Common Shares owned by the applicable Participant or, at the sole discretion of the Committee, cash, or a combination of cash and Common Shares, with a value equal to the Fair Market Value of the Common Shares at the time of payment.

9.          Stock Appreciation Rights

                          The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals. The Committee may grant Stock Appreciation Rights in tandem with Options or as stand-alone Awards. Each Stock Appreciation Right shall be subject to the terms, conditions and restrictions set forth in the LTIP and established by the Committee in connection with the Award and specified in the applicable Award Document. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value of a Common Share on the exercise date of the number of Common Shares for which the Stock Appreciation Right is exercised over the per Common Share grant price for such Stock Appreciation Right specified in the applicable Award Document. Payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Common Shares, as determined by the Committee on or following the date of grant.

10.        Terms and Conditions of Performance Stock, Performance Stock Units and Cash Performance Units

                          (a)        Performance Stock or Performance Stock Units. The Committee may grant Performance Stock or Performance Stock Units to Eligible Individuals. An Award of Performance Stock or Performance Stock Units shall consist of, or represent a right to receive, a Target Amount of Common Shares granted to an Eligible Individual based on the achievement of Performance Targets over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the LTIP and established by the Committee in connection with the Award and specified in the applicable Award Document. Payments to a Participant in settlement of an Award of Performance Stock or Performance Stock Units may be made in cash or Common Shares, as determined by the Committee on or following the date of grant.

                          (b)        Cash Performance Units. The Committee, in its discretion, may grant Cash Performance Units to Eligible Individuals. A Cash Performance Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the LTIP and established by the Committee in connection with the Award and specified in the applicable Award Document, a Target Amount of cash based upon the achievement of Performance Targets over the applicable Performance Period. Payments to a Participant in settlement of an Award of Cash Performance Units may be made in cash or Common Shares, as determined by the Committee on or following the date of grant.

11.        Other Awards

                          The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the LTIP and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Shares, for the acquisition or future acquisition of Common Shares, or any combination thereof.

12.        Certain Restrictions

                          (a)        Transfers. No Award shall be transferable other than pursuant to a beneficiary designation approved by the Company, by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order, as the case may be; provided, however, that the Committee may, subject to applicable laws, rules and regulations and such terms and conditions as it shall specify, permit the transfer of an Award, other than an Incentive Stock Option, for no consideration to a permitted transferee.

                          (b)        Award Exercisable Only by Participant. During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a permitted transferee to whom such Award has been transferred in accordance with Section 12(a) above. The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

                          (c)        Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to any Award as of the date of transfer of the Award rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83 of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

13.        Recapitalization or Reorganization

                          (a)        Authority of the Company and Shareholders. The existence of the LTIP, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or which are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                          (b)        Change in Capitalization. Notwithstanding any provision of the LTIP or any Award Document, the number and kind of Common Shares authorized for issuance under Section 5, including the maximum number of Common Shares available under the special limits provided for in Section 5(c), shall be equitably adjusted in the manner deemed necessary by the Committee in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, partial or complete liquidation, reclassification, merger, consolidation, separation, extraordinary stock or cash dividend, split-up, spin-off, combination, exchange of Common Shares, warrants or rights offering to purchase Common Shares at a price substantially below Fair Market Value, or any other corporate event or distribution of stock or property of the Company affecting the Common Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the LTIP. In addition, upon the occurrence of any of the foregoing events, the number and kind of Common Shares subject to any outstanding Award and the exercise price per Common Share (or the grant price per Common Share, as the case may be), if any, under any outstanding Award shall be equitably adjusted in the manner deemed necessary by the Committee (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject (subject to the limitations of Section 409A of the Code).

14.        Term of the LTIP

                          Unless earlier terminated pursuant to Section 15, the LTIP shall terminate on the tenth (10th) anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the LTIP after the tenth (10th) anniversary of the Effective Date.

15.        Amendment and Termination

                          Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time, amend, modify or suspend the LTIP; provided, however, that no termination, amendment, modification or suspension (i) will be effective without the approval of the shareholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of the OTCQB and such other securities exchanges, if any, as may be designated by the Board from time to time, and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the LTIP without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the LTIP or any Award under the LTIP without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, or take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (b) to take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 13(b)), or (c) to take into account significant acquisitions or dispositions of assets or other property by the Company.

16.        Miscellaneous

                          (a)        Tax Withholding. The Company or an Affiliate, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Common Shares, the Company or an Affiliate, as appropriate, may permit or require a Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares that were issued to the Participant to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or an Affiliate, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

                          (b)        No Right to Awards or Employment. No person shall have any claim or right to receive Awards under the LTIP. Neither the LTIP, the grant of Awards under the LTIP nor any action taken or omitted to be taken under the LTIP shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any of its Affiliates, or to interfere with or to limit in any way the right of the Company or any of its Affiliates to terminate the employment of such Eligible Individual at any time. No Award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time. Payments received by a Participant under any Award made pursuant to the LTIP shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and its Affiliates, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

                          (c)        Securities Law Restrictions. An Award may not be exercised or settled, and no Common Shares may be issued in connection with an Award, unless the issuance of such shares (i) has been registered under the Securities Act of 1933, as amended, (ii) has qualified under applicable state “blue sky” laws (or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available) and (iii) complies with all applicable securities laws. The Committee may require each Participant purchasing or acquiring Common Shares pursuant to an Award under the LTIP to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Common Shares for investment purposes and not with a view to the distribution thereof. All certificates for Common Shares delivered under the LTIP shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                          (d)        Section 162(m) of the Code. The LTIP is intended to comply in all respects with Section 162(m) of the Code; provided, however, that in the event the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to a particular Award, compliance with Section 162(m) of the Code will not be required. In addition, if any provision of this LTIP would cause Awards that are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, to fail to so qualify, that provision shall be severed from, and shall be deemed not to be a part of, the LTIP, but the other provisions hereof shall remain in full force and effect.

                          (e)        Section 16 of the Exchange Act. Notwithstanding anything contained in the LTIP or any Award Document under the LTIP to the contrary, if the consummation of any transaction under the LTIP, or the taking of any action by the Committee in connection with a Change of Control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

                          (f)        Section 409A of the Code. To the extent that the Committee determines that any Award granted under the LTIP is subject to Section 409A of the Code, the Award Document evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the LTIP and Award Documents shall be interpreted in accordance with Section 409A of the Code and interpretive guidance issued thereunder. Notwithstanding any contrary provision in the LTIP or an Award Document, if the Committee determines that any provision of the LTIP or an Award Document contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A of the Code, the Committee may modify or amend such provision of the LTIP or Award Document without consent of the Participant in any manner the Committee deems reasonable or necessary. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the LTIP shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code.

                          (g)        Awards to Individuals Subject to Laws of a Jurisdiction Outside of the United States. To the extent that Awards under the LTIP are awarded to Eligible Individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws, rules and regulations of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

                          (h)        References to Termination of Employment. References to “termination of employment” shall also mean termination of any other service relationship of the Participant with the Company, as applicable.

                          (i)        No Limitation on Corporate Actions. Nothing contained in the LTIP shall be construed to prevent the Company or any Affiliate from taking any corporate action, whether or not such action would have an adverse effect on any Awards made under the LTIP. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

                          (j)        Unfunded Plan. The LTIP is intended to constitute an unfunded plan for incentive compensation. Prior to the issuance of Common Shares, cash or other form of payment in connection with an Award, nothing contained herein shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company.

                          (k)        Successors. All obligations of the Company under the LTIP with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                          (l)        Application of Funds. The proceeds received by the Company from the sale of Common Shares pursuant to Awards will be used for general corporate purposes.

                          (m)        Satisfaction of Obligations. Subject to applicable laws, rules and regulations, the Company may apply any cash, Common Shares, securities or other consideration received upon exercise of settlement of an Award to any obligations a Participant owes to the Company and its Affiliates in connection with the LTIP or otherwise.

                          (n)        Award Document. In the event of any conflict or inconsistency between the LTIP and any Award Document, the LTIP shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

                          (o)        Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the LTIP.

                          (p)        Severability. If any provision of this LTIP is held unenforceable, the remainder of the LTIP shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the LTIP.

                          (q)        Governing Law. Except as to matters of federal law, the LTIP and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS
OF NAKED BRAND GROUP INC.

This written consent is solicited on behalf of the board of directors of Naked Brand Group Inc. When properly executed, shares represented by this written consent will be voted as designated by the undersigned.

The undersigned hereby acknowledges receipt of the consent solicitation statement (the “Consent Solicitation Statement”) of Naked Brand Group Inc. (the “Company”) dated <>, 2014, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of the shares of common stock of the Company held by the undersigned:

The Board of Directors of the Company recommends a vote “For” the proposals.

1.

Approval of an amendment to the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the number of authorized shares of common stock from 100,000,000 to 450,000,000.

  For                                               Against                                               Abstain

  [   ]                                                    [   ]                                                         [   ]

2.          Approval of the Company’s 2014 Long-Term Incentive Plan.

  For                                               Against                                               Abstain

  [   ]                                                    [   ]                                                         [   ]

The undersigned represents that the undersigned owns the following number of shares of common stock of the Company (please insert number of the shares): _________________
.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:

Stockholder Name (printed):

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):

Important: Please complete, sign and date your written consent promptly and fax, email or mail it to:

Naked Brand Group Inc.
#2 - 34346 Manufacturers Way
Abbotsford, British Columbia V2S 7M1
Attn: Sandra Boenisch
Email: sandra@thenakedshop.com
Fax: 1-877-366-4767